ING Life Insurance and Annuity Company

Variable Annuity Account C

Multiple Sponsored Retirement Options

Supplement dated April 11, 2006

to the Contract Prospectus, Contract Prospectus Summary, and

Statement of Additional Information, each dated April 29, 2005, as supplemented

The information in this Supplement updates and amends certain information contained in the Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI). You should read this Supplement along with the current Contract Prospectus, Contract Prospectus Summary and SAI.

Effective May 1, 2006, AIM V.I. Growth Fund and AIM V.I. Premier Equity Fund will merge into AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund, respectively. Accordingly, as a result of the merger, all references to AIM V.I. Growth Fund and AIM V.I. Premier Equity Fund in the contract prospectus, contract prospectus summary and SAI are hereby deleted as of May 1, 2006.

Unless you provide us with alternative allocation instructions, all future allocations directed to AIM V.I. Growth Fund and AIM V.I. Premier Equity Fund will be automatically allocated to AIM V.I. Capital Appreciation Fund and AIM V.I. Core Equity Fund, respectively. You may give us alternative allocation instructions at any time by contacting our Customer Service Center at:

ING

USFS Customer Service

Defined Contribution Administration, TS21

151 Farmington Avenue

Hartford, CT 06156-1277

1-800-262-3862

See also the Transfers section of your contract prospectus for further information about making fund allocation changes.

Securities offered through ING Financial Advisers, LLC (Member SIPC), 151 Farmington Avenue, Hartford, CT 06156, or through other Broker-Dealers with which it has a selling agreement.

X.01107-06 C06-0306-012R (03/2006)	April, 2006